Exhibit 10.4

TRADEMARK SECURITY AGREEMENT

EMRISE Corporation, a Delaware corporation, RO Associates Incorporated, a California corporation and EMRISE Electronics Corporation, a New Jersey corporation (collectively, “Grantor”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, grant to GVEC Resource IV Inc., a company organized and existing under the laws of the British Virgin Islands, as agent for and representative of (in such capacity herein called “Secured Party”) the financial institutions (“Lenders”) party to that certain Credit Agreement, entered into by and among the Grantor, Agent, and Lenders, dated as of November 30, 2007 ( the “Credit Agreement”), a continuing security interest in the following property:

(i)            Each trademark, trademark registration and trademark application listed on Schedule A hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each such trademark, trademark registration and trademark application; and

(ii)           All proceeds of the foregoing, including without limitation any claim by Grantor against third parties for damages (to the extent not effectively prohibited by an applicable and legally enforceable license agreement) by reason of past, present or future infringement of any trademark or trademark registration listed in Schedule A hereto or by reason of injury to the goodwill associated with any such trademark or trademark registration or trademark license, in each case together with the right to sue for and collect said damages;

to secure performance of all Obligations of Grantor under the Credit Agreement and as set out in that certain Security Agreement dated as of November 30, 2007, by and among Grantor and Secured Party and others (the “Agreement”).

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the works of authorship, trademarks, trademark registrations and recordings, and trademark applications made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

All terms defined in the Agreement, whether by reference or otherwise, when used herein, shall have their respective meanings set forth therein, unless the context requires otherwise.

IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be duly executed as of November 30, 2007.

GRANTOR:

EMRISE CORPORATION, a Delaware corporation

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	V.P. of Finance & Administration

RO ASSOCIATES INCORPORATED,
a California corporation

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	Secretary & Treasurer

EMRISE ELECTRONICS CORPORATION, a New Jersey corporation

By:	/S/ D. JOHN DONOVAN
Name:	D. JOHN DONOVAN
Title:	Secretary & Treasurer

ACCEPTED BY SECURED PARTY:

GVEC RESOURCE IV INC., as Agent

By:	/S/ ROBERT J. ANDERSON
Name:	Robert J. Anderson
Title:	Authorized Signatory

By:	/S/ PETER PAUL MENDEL
Name:	Peter Paul Mendel
Title:	Authorized Signatory

Schedule A to

TRADEMARK SECURITY AGREEMENT

Trademarks

EMRISE Corporation

Title	Jurisdiction	Serial Number	Filing Date	Status	Registration Number	Issue Date

VLP	Australia	1024618	6/22/04	Issued	832836	6/22/2004

VLP	Hungary	832836	6/22/04	Issued	832836	6/2/2005

VLP	Ireland	832836	6/22/04	Issued	832836	4/22/2005

VLP	Israel	173032	6/27/04	Issued	173032	10/9/2005

VLP	India	1292840	6/22/04	Pending	N/A	6/28/2004

VLP	Iran	Z1231066	6/22/04	Issued	832836	6/22/2004

VLP	Japan	832836	6/22/04	Issued	832836	6/22/2004

VLP	Singapore	T04/17097E	6/22/04	Issued	832836	8/11/05

VLP	Turkey	832836	6/22/04	Issued	832836	2/25/2005

VLP	Taiwan	01163599	6/30/04	Issued	01163599	7/16/2005

VLP	United Kingdom		6/22/04	Issued	832836	3/23/2005

VLP	US	78/346552	12/30/03	Issued	2913348	12/21/2004

EMRISE	Europe	004496253	6/17/05	Registered	004496253	7/25/2006

EMRISE	Japan	2005-109295	11/21/05	Pending	N/A	N/A

EMRISE	US	78/636436	5/24/05	Pending	N/A	N/A

RO Associates Incorporated:

Mark	Jurisdiction	Serial Number	Registration Number	Issue Date
QUATTROVERTER	US	78106259	2708076	4/15/2003
SUPERVERTER	US	7673243	2482111	8/28/2001
MEGAVERTER	US	75582640	2281762	9/28/1999
UNIVERTER	US	75544651	2281572	9/28/1999
u VERTER	US	74137284	1694114	6/16/1992
NANOVERTER	US	74230586	1951638	1/23/1996
PICOVERTER	US	74230585	1914092	8/22/1995
MICROVERTER	US	74137282	1711279	9/1/1992

EMRISE Electronics Corporation:

Title	Jurisdiction	Serial Number	Filing Date	Status	Registration Number	Issue Date

DIGITRAN	European Community	165498	4/1/1996	Registered	165498	1/20/1999